Exhibit 10.5

Equity Transfer Agreement

This “Equity Transfer Agreement” (hereinafter referred to as “this Agreement”) is signed by the following parties in Guangzhou on April 18, 2023:

Party A (Transferor)

Party A1: Lin, Shaozhang

ID number: 445224198404073017

Address: Room 503, Die Wu Xuan Ba Street 8, Qi Fu Xin Cun, Shi Guang Road, Panyu District, Guangzhou

Party A2: Sun, Jinhou

ID number: 460102199208220032

Address: B1-9-101, Central Peninsula Palm County, Meilan District, Haikou City, Hainan Province

Party A3: Feng, Weizhao

ID number: 610322198208180317

Address: No. 63, Deputy 1, Group 3, Maluo Village, Guo Wang Town, Fengxiang County, Shaanxi Province

Party A4: Hainan Youxin Partner Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91460105MA5TK7GP7P

Address: Room 4001, 4/F, Incubation Building, Hainan Ecological Software Park, High-tech Industrial Demonstration Zone, Old Town, Chengmai County, Hainan Province

Party A5: Suzhou Jinshajiang Chaohua III Venture Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91320594MA1X1XON29

Address: Room 5625, Tower III, China World Trade Center, No. 1 Jianguomen Outer Street, Chaoyang District, Beijing

Party A6: Hainan Chengmai Youxin Mutual Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91469034MA5TK7AT1G

Address: Room 4001, 4/F, Incubation Building, Hainan Ecological Software Park, High-tech Industrial Demonstration Zone, Old Town, Chengmai County, Hainan Province

Party A7: Xiamen Yilian Kaitai Artificial Intelligence Venture Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91350200MA330H6K3X

Address: Unit B-6, 431, 4/F, Building C, Xiamen International Shipping Center, No. 93, Xiangyu Road, Xiamen Area, China (Fujian) Pilot Free Trade Zone

Party A8: Hangzhou Kaitai Hongde Venture Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91330100MA2J1WKLXK

Address: Room 101, Building 1, No. 107, Dazifu Miaoqian, Shangcheng District, Hangzhou City, Zhejiang Province

Party A9: Wang, Fengying

ID number: K911223 (5)

Address: Room B3-1601, Zhonghai Huacheng Bay, No. 88 Huacheng Avenue, Tiedexi Street, Tianhe District, Guangzhou, Guangdong Province

Party B (Transferee): Hainan Youxin Co., Ltd.

Unified Social Credit Code: 91460000MAC90GM6XN

Address: Room 4001, 3/F, Incubation Building, Hainan Ecological Park, Gaoxin Technology Industrial Demonstration Zone, Laocheng Town, Chengmai County, Hainan Province

Party C: Guangzhou Youxin Technology Co., Ltd.

Unified Social Credit Code: 91440101MA5AQNME49

Address: Room 802&803, No.13 Haian Road, Tianhe District, Guangzhou

In this agreement, the above parties are collectively referred to as “parties” and individually as “party”; Party A1, Party A2, Party A3, Party A4, Party A5, Party A6, Party A7, Party A8, and Party A9 are collectively referred to as “Party A” or “transferor” in this agreement.

1. Guangzhou Youxin Technology Co., Ltd. (hereinafter referred to as “Party C” or “Company”) is a limited liability company established on March 12, 2018, with its registered address at Room 802&803, No.13, Haian Road, Tianhe District, Guangzhou, with a unified social credit code of 91440101MA5AQNME49, legal representative Lin Shaozhang, and registered capital of RMB 6,163,700.

2. As of the date of signing this agreement, Party A1 holds 28.1548% of the company’s equity (corresponding to a registered capital of RMB 1,735,374), Party A2 holds 7.3333% of the company’s equity (corresponding to a registered capital of RMB 452,004), Party A3 holds 7.3333% of the company’s equity (corresponding to a registered capital of RMB 452,004), Party A4 holds 18.0249% of the company’s equity (corresponding to a registered capital of RMB 1,111,000), Party A5 holds 14.6634% of the company’s equity (corresponding to a registered capital of RMB 903,805), Party A6 holds 10.3403% of the company’s equity (corresponding to a registered capital of RMB 637,348), Party A7 holds 7.65% of the company’s equity (corresponding to a registered capital of RMB 471,523), Party A8 holds 2% of the company’s equity (corresponding to a registered capital of RMB 123,274), and Party A9 holds 4.5% of the company’s equity (corresponding to a registered capital of RMB 277,368).

3. Party A is willing to transfer all its equity in the company to Party B, and Party B is willing to purchase all the equity in the company held by Party A in accordance with the terms and conditions of this agreement (hereinafter referred to as the “Equity Transfer”).

Therefore, on the basis of equality and mutual benefit, the parties to this agreement have reached the following agreement through friendly negotiations:

Article 1 Equity Transfer

1.1 The parties agree that Party B will purchase all the equity interests in the Company held by Party A based on the assessed value of the Company’s total equity interests as of November 30, 2022 (i.e., RMB 12,689,771.4), as follows:

1.1.1 Party B agrees to purchase 28.1548% equity interest in Party C held by Party A1, corresponding to a registered capital of RMB 1,735,374 and a paid-in capital of RMB 1,235,374, for a consideration of RMB 3,572,779.8;

1.1.2 Party B agrees to purchase 7.3333% equity interest in Party C held by Party A2, corresponding to a registered capital of RMB 452,004 and a paid-in capital of RMB 452,004, for a consideration of RMB 930,579;

1.1.3 Party B agrees to purchase 7.3333% equity interest in Party C held by Party A3, corresponding to a registered capital of RMB 452,004 and a paid-in capital of RMB 452,004, for a consideration of RMB 930,579;

1.1.4 Party B agrees to purchase 18.0249% equity interest in Party C held by Party A4, corresponding to a registered capital of RMB 1,111,000 and a paid-in capital of RMB 1,111,000, for a consideration of RMB 2,287,318.6;

1.1.5 Party B agrees to purchase 14.6634% equity interest in Party C held by Party A5, corresponding to a registered capital of RMB 903,805 and a paid-in capital of RMB 903,805, for a consideration of RMB 1,860,751.9;

1.1.6 Party B agrees to purchase 10.3403% equity interest in Party C held by Party A6, corresponding to a registered capital of RMB 637,348 and a paid-in capital of RMB 637,348, for a consideration of RMB 1,312,160.4;

1.1.7 Party B agrees to purchase 7.6500% equity interest in Party C held by Party A7, corresponding to a registered capital of RMB 471,523 and a paid-in capital of RMB 471,523, for a consideration of RMB 970,767.5;

1.1.8 Party B agrees to purchase 2.0000% equity interest in Party C held by Party A8, corresponding to a registered capital of RMB 123,274 and a paid-in capital of RMB 123,274, for a consideration of RMB 253,795.4;

1.1.9 Party B agrees to purchase 4.5% equity interest in Party C held by Party A9, corresponding to a registered capital of RMB 277,368 and a paid-in capital of RMB 277,368, for a consideration of RMB 571,039.7.

1.2 The parties agree that after the effective date of this Agreement, they will authorize the Company to handle the business registration change procedures for this equity transfer.

1.3 The parties agree that from the date of approval by the competent market supervision and administration department of the equity transfer under this Agreement, Party B shall enjoy and assume the shareholder’s rights, interests, and obligations corresponding to the equity interest under the subject of the equity transfer.

1.4 All parties agree that, unless otherwise agreed by the parties, within 180 days after the effective date of this Agreement, Party B shall pay the transfer price of the equity transfer to the designated account of Party A.

1.5 This equity transfer will not cause any change to the registered capital of the company.

Article 2 Statement and Warranty

2.1 The transferor separately and not jointly makes the following statements and warranties to the transferee:

(1) The transferor has all the power and rights to enter into and perform the obligations under this Agreement. Other shareholders of the company have waived their right of first refusal or any other rights they may have in relation to the transfer of the equity interest under this Agreement.

(2) The execution or performance of this Agreement does not violate any major contract or agreement that the transferor is a party to or that binds its assets.

(3) The execution, delivery, and performance of this Agreement do not violate any applicable laws, regulations, rules, decrees, or orders established by any government department with jurisdiction over the transferor or its ability to fulfill its obligations under this Agreement, or the interpretation of any of the foregoing.

(4) This Agreement will be legally and effectively binding on the transferor after it is signed by all parties.

(5) The transferor has complete and valid disposal rights over the equity interest being transferred under this Agreement, and has not provided any guarantees, mortgages, or any other third-party interests to any third party and is not subject to any third-party claims.

2.2 The transferee makes the following statements and warranties to other parties:

(1) The transferee has all the power, rights, and authorizations to enter into and perform the obligations under this Agreement.

(2) The execution or performance of this Agreement does not violate any major contract or agreement that the transferee is a party to or that binds its assets.

(3) The execution, delivery, and performance of this Agreement do not violate any applicable laws, regulations, rules, decrees, or orders established by any government department with jurisdiction over the transferee or its ability to fulfill its obligations under this Agreement, or the interpretation of any of the foregoing.

(4) This Agreement will be legally and effectively binding on the transferee after it is signed by all parties.

2.3 The third party makes the following statements and warranties:

(1) The third party is lawfully established and validly existing under the laws of the People’s Republic of China.

(2) The third party has all the power, rights, and authorizations to enter into and perform the obligations under this Agreement.

(3) The execution or performance of this Agreement does not violate any major contract or agreement that the third party is a party to or that binds its assets.

(4) The execution, delivery, and performance of this Agreement do not violate any applicable laws, regulations, rules, decrees, or orders established by any government department with jurisdiction over the third party or its ability to fulfill its obligations under this Agreement, or the interpretation of any of the foregoing.

(5) This Agreement will be legally and effectively binding on the third party after it is signed by all parties.

(6) The representative signing this Agreement on behalf of the third party has been fully authorized to sign this Agreement.

Article 3 Tax and Fee Liability

3.1 Unless otherwise stipulated in this Agreement, the parties agree to bear their respective taxes, fees, and related legal liabilities incurred as a result of this Agreement in accordance with the law.

Article 4 Confidentiality

4.1 The existence and contents of this Agreement, as well as any business secrets and other non-public information obtained by any party in the performance of this Agreement, shall be treated as confidential information, and no party shall disclose or use it to any third party except as required by laws, regulations, rules or supervisory authorities.

Article 5 Force Majeure

5.1 If any party is unable to perform the terms and conditions of this Agreement due to the occurrence of any force majeure event after the signing of this Agreement, the affected party shall notify the other party within 10 working days of the occurrence of the force majeure, which should specify the occurrence of the force majeure and declare it as such. At the same time, the affected party shall try its best to take measures to minimize the losses caused by force majeure and protect the legitimate rights and interests of the other party.

5.2 In the event of force majeure, the parties shall consult with each other to determine whether to continue performing this Agreement, or to extend the performance time, or to terminate the performance. After the force majeure event is eliminated, if this Agreement can still be performed, the parties shall still be obligated to take reasonable and feasible measures to perform this Agreement. The affected party should notify the other party as soon as possible of the elimination of the force majeure, and the other party should confirm the notification upon receipt.

5.3 If a force majeure event makes it impossible to perform this Agreement and leads to the termination of this Agreement, the affected party shall not be responsible for the termination of this Agreement due to force majeure. The inability to perform or delayed performance of part of this Agreement due to force majeure shall not constitute a breach of contract by the affected party, and it shall not bear any liability for breach of contract due to the part that cannot be performed or is delayed due to force majeure.

Article 6 Notice

6.1 Any notice required to be given under this Agreement must be made in writing and sent to the address specified in the first column of this Agreement or to the relevant address, telex, special telegram, telegram or fax number specified in writing by one party to the other from time to time under this Agreement.

Article 7 Effectiveness and Termination

7.1 This Agreement shall come into effect upon being signed and sealed by both parties. Both parties shall sign this Agreement on the date specified in the first paragraph of this Agreement to demonstrate their commitment to compliance.

7.2 This Agreement may be terminated in the following circumstances:

(1) Termination by mutual agreement of the parties;

(2) The equity transfer cannot be implemented due to force majeure or other objective reasons beyond the control of the parties;

(3) If one party seriously breaches this Agreement or applicable laws, making it impossible to perform and complete this Agreement, the other party has the right to unilaterally terminate this Agreement by written notice.

Article 8 Breach of Contract Liability

8.1 Subject to the provisions of this Agreement, the party in breach of this Agreement (hereinafter referred to as the “compensating party”) shall compensate the other party (hereinafter referred to as the “compensated party”) for any of the following circumstances, in order to indemnify the compensated party and pay the related amount: (i) the compensating party violates any statement or warranty made in this Agreement or any untrue statement or warranty made by the compensating party; (ii) the compensating party violates or fails to fully perform any statement, warranty, or obligation under this Agreement, except as waived in writing by other parties. The compensating party shall compensate or indemnify the compensated party for any and all losses directly suffered by the compensated party due to the above circumstances.

Article 9 Non-transferability

9.1 Unless otherwise agreed in writing by the other parties to this Agreement, no party shall assign or transfer, or claim to assign or transfer, all or any of its rights, interests, liabilities, or obligations under this Agreement, except as otherwise provided.

Article 10 Law Application and Dispute Resolution

10.1 The establishment, validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the People’s Republic of China.

10.2 All disputes arising from the performance of this Agreement or related to this Agreement shall be resolved first through friendly negotiations. If the dispute cannot be resolved in a mutually acceptable manner within sixty (60) days after the preliminary friendly negotiation, any party may bring the dispute to the people’s court with jurisdiction over the place of registration of the Company.

10.3 Under applicable law, if any provision of this Agreement is adjudged by a court to be invalid, it shall not affect the continuing validity and enforceability of the other provisions of this Agreement.

Article 11 Others

11.1 Any matter not covered by this Agreement shall be resolved through friendly negotiations among the parties. The parties may reach agreements on matters not covered by this Agreement by signing a written supplementary agreement through negotiation. Supplementary agreements shall have the same effect as this Agreement. In case of any inconsistency between this Agreement and a supplementary agreement, the provisions of the supplementary agreement shall prevail, unless otherwise agreed.

11.2 This Agreement is written in Chinese and there are eleven (11) originals. The transferor, transferee, and the Company shall each hold one original, and the remaining originals shall be kept by the approval and registration authority.

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Lin Shaozhang

Signature: ___________________

Sun Jinhou

Signature: ___________________

Feng Weizhao

Signature: ___________________

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Hainan Chengmai Youxin Mutual Investment Partnership Enterprise (Limited Partnership)

Signature: __________________________

Name: Xu Yanling

Position: Executive Transactional Partner

Hainan Youxin Partners Mutual Investment Partnership Enterprise (Limited Partnership)

Signature: _________________________

Name: Lin Shaozhang

Position: Executive Transactional Partner

(This page has no text and is the signature page of this Agreement)

Suzhou Jinshajiang Chaohua III Venture Investment Partnership (Limited Partnership)

Signature: __________________________

Name:

Position: Authorised representative

(This page has no text and is the signature page of this Agreement)

Xiamen Yilian Kaitai Artificial Intelligence Venture Investment Partnership (Limited Partnership)

Signature: __________________________

Name:

Position: Authorised representative

(This page has no text and is the signature page of this Agreement)

Hangzhou Kaitai Hongde Venture Investment Partnership (Limited Partnership)

Signature: __________________________

Name:

Position: Authorised representative

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Wang Fengying

Signature: __________________________

(This page has no text and is the signature page of this Agreement)

Hainan Youxin Co., Ltd.

Signature: __________________________

Name:

Position: Authorised representative

(This page has no text and is the signature page of this Agreement)

Guangzhou Youxin Technology Co., Ltd.

Signature: __________________________

Name:

Position: Authorised representative